UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 11, 2017

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 8.01. OTHER EVENTS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2017, Dick’s Sporting Goods, Inc. (the “Company”) issued a press release announcing its results for the first fiscal quarter ended April 29, 2017 and certain other information that is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)(c)(e) On May 11, 2017, the Company announced that André J. Hawaux will retire as the Company’s Executive Vice President, Chief Operating Officer. Mr. Hawaux will remain in his position through the second quarter of fiscal 2017 and until a date to be determined at a later time.

On May 11, 2017, the Company also announced the appointment of Lauren R. Hobart, age 48, as the Company’s President effective immediately. Ms. Hobart joined the Company in February 2011 as Senior Vice President, Chief Marketing Officer. She was promoted to Executive Vice President, Chief Marketing Officer in September 2015 and was promoted to Executive Vice President, Chief Customer & Digital Officer in April 2017. Prior to joining the Company, Ms. Hobart spent 14 years with PepsiCo, Inc., most recently serving as Chief Marketing Officer for its carbonated soft drink portfolio in the United States. During her career at PepsiCo, Ms. Hobart held several other significant marketing roles and also spent several years in strategic planning. Prior to joining PepsiCo, Ms. Hobart worked in commercial banking for JP Morgan Chase and Wells Fargo Bank. Ms. Hobart also serves as a member of the Board of Directors of Sonic Corp. (Nasdaq: SONC).

In connection with her appointment as President, Ms. Hobart’s target annual incentive award opportunity for 2017 was increased from 75% to 100% of her base salary of $650,000. There were no other changes to her compensation.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS

On May 11, 2017, the Board of Directors of Dick's Sporting Goods, Inc. authorized and declared a quarterly dividend in the amount of $0.17 per share on the Company's Common Stock and Class B Common Stock. The dividend is payable in cash on June 30, 2017 to stockholders of record at the close of business on June 9, 2017.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 16, 2017 by Dick's Sporting Goods, Inc. furnished herewith
99.2	Press Release dated May 11, 2017 by Dick's Sporting Goods, Inc. filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: May 16, 2017	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 16, 2017 by Dick's Sporting Goods, Inc. furnished herewith
99.2	Press Release dated May 11, 2017 by Dick's Sporting Goods, Inc. filed herewith